                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934
                       (Amendment No. __)


Filed by the Registrant    /X/
Filed by a Party other than the Registrant    /   /

Check the appropriate box:
/X/      Preliminary Proxy Statement
/  /     Confidential, For Use of the Commission Only (as
         permitted by Rule 14a-6(e)(2))
/  /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

          Alliance Variable Products Series Fund, Inc.
----------------------------------------------------------------
        (Name of Registrant as Specified in Its Charter)

----------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other
                      than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/      No fee required
/   /    Fee computed on table below per Exchange Act Rule 14a-
         6(i)(1) and 0-11.

         (1)  Title of each class of securities to which
              transaction applies:
--------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
              applies:
--------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------
         (5)  Total fee paid:
--------------------------------------------------------------
 /  /    Fee paid previously with preliminary materials.

/  /     Check box if any part of the fee is offset as provided
by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

[Alliance Capital Logo]

                   Alliance Variable Products Series Fund, Inc.
                    - Quasar Portfolio
___________________________________________________________

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
___________________________________________________________


            NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        December 12, 2000

To the Stockholders of Alliance Variable Products Series Fund,
Inc. - Quasar Portfolio:

    Notice is hereby given that a Special Meeting of Stockholders (the "Meeting") of Alliance Variable Products Series Fund, Inc, - Quasar Portfolio, a Maryland corporation (the "Fund"), will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Tuesday, December 12, 2000 at 11:00 a.m., to consider and vote the following, all of which are more fully described in the accompanying Proxy Statement dated October [__], 2000:

1. To approve an amendment of the Fund's fundamental policy to permit the Fund to engage in securities lending to the extent permitted by the Investment Company Act of 1940, as amended;

2. To approve an amendment of the Fund's fundamental policy to permit the Fund to purchase and sell financial forward and futures contracts and options thereon; and

3. To transact such other business as may properly come before the Meeting.

    The Board of Directors has fixed the close of business on October 20, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof.

    The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund. Each stockholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed proxy card.

    The Board of Directors recommends approval of all the proposals.

                             By Order of the Board of Directors,

                             Edmund P. Bergan, Jr.
                             Secretary

New York, New York
October [__], 2000
----------------------------------------------------------------
                     YOUR VOTE IS IMPORTANT
    Please indicate your voting instructions on the enclosed proxy card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please mark and mail your proxy promptly in order to save any additional cost of further proxy solicitation.
----------------------------------------------------------------
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                         PROXY STATEMENT

 Alliance Variable Products Series Fund, Inc. - Quasar Portfolio


                   1345 Avenue of the Americas
                    New York, New York 10105

                        ----------------

                 SPECIAL MEETING OF STOCKHOLDERS

                        December 12, 2000

                        ----------------

                          INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Alliance Variable Products Series Fund, Inc. - Quasar Portfolio (the "Fund"), a Maryland corporation, to be voted at the Special Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Tuesday, December 12, 2000 at 11:00 a.m. Proxies will be solicited primarily by mail and may also be made by telephone. Solicitation costs will be borne by Alliance Capital Management L.P., the Fund's investment adviser ("Alliance").

    The Board of Directors has fixed the close of business on October 20, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the "Record Date"). The outstanding voting shares of the Fund as of the Record Date consisted of [_________] shares of common stock, representing all classes of shares, each share being entitled to one vote. As of the Record Date, participating insurance companies, on behalf of their separate accounts, were stockholders of record. The insurance companies will vote shares of the Fund held by them in accordance with voting instructions received from contract owners for whose accounts the shares are held.

    Contract owners have voting rights in relation to the account value maintained in the participating insurance company sub-accounts. You do not have voting rights in relation to account value maintained in any fixed allocations or in relation to fixed or adjustable annuity payments. The participating insurance companies will vote the shares of the Fund in the manner directed by contract owners. Contract owners give instructions equal to the number of shares represented by the sub-account units attributable to their annuity. The insurance company will vote the shares attributable to assets held in the sub-accounts solely for the participating insurance company rather than on behalf of contract owners, or any shares as to which they have not received voting instructions, in the same manner and proportion as the shares for which they have received voting instructions. For proxies received with no instructions on how to vote, the insurance company will vote those shares FOR the proposals. The participating insurance companies will provide contract owners with proper forms and proxies to enable them to provide voting instructions to the insurance company.

    All properly executed and timely received proxies will be voted in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the approval of an amendment to the Fund's fundamental policy to permit the lending of securities to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act") (Proposal One), and for the approval of an amendment to the Fund's fundamental policy to permit the Fund to purchase and sell financial forward and futures contracts and options thereon (Proposal Two). (These proposals are referred to individually as a "Proposal" and collectively as the "Proposals".) Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

    Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention"). Abstentions will be considered present for purposes of determining the existence of a quorum for the transaction of business, but will have no effect on the outcome of the Proposals. If any proposal, other than the Proposals, properly comes before the Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies. The Fund has not received notice of, and is not otherwise aware of, any other matter to be presented at the Meeting.

    A quorum for the Meeting will consist of the presence in person or by proxy of the holders of one third of the shares entitled to vote for the Fund at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board of Directors on any Proposal are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all the Proposals in the Proxy Statement and a stockholder vote may be taken on any one or more of the Proposals prior to any adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by the Board of Directors on a Proposal will be voted against adjournment as to that Proposal.

    The Fund has engaged Shareholder Communications Corporation ("SCC"), 17 State Street, New York, New York 10004, to assist the Fund in soliciting proxies for the Meeting. SCC will receive a fee of $[________] for its services plus reimbursement of out-of-pocket expenses.

                          PROPOSAL ONE


                     APPROVAL OF A PROPOSAL
                  TO AMEND A FUNDAMENTAL POLICY
                 TO PERMIT LENDING TO THE EXTENT
                    PERMITTED BY THE 1940 ACT

    The fundamental policies of the Fund currently do not permit lending. Under its current policy, the Fund may not make loans with certain exceptions for the purchase of debt obligations. At its September 7, 2000 Special Meeting, Alliance informed the Directors that it was developing, for the Director's consideration, proposed securities lending arrangements for many Alliance Mutual Funds, including the Fund. Alliance noted that the proposed arrangements would enable each participating fund to earn incremental investment income through the lending of a portion of the Fund's portfolio securities on terms designed to avoid any impingement of the Fund's ongoing investment process. Alliance stated that in anticipation of these recommendations, it was recommending the revision of the Fund's fundamental investment restrictions generally prohibiting the Fund from engaging in securities lending. At the September 7, 2000 Special Meeting, the Board of Directors of the Fund approved Alliance's recommendation that this fundamental policy be revised to permit the Fund to engage in securities lending to the extent permitted by the 1940 Act. The Board further resolved to recommend this change to the Fund's stockholders for their approval.

    In recommending this change, Alliance informed the Board that this absolute prohibition was not required by the 1940 Act. Alliance noted that this restriction was required by state "blue sky" laws that were nullified by the federal preemption of state regulation of mutual fund prospectuses passed by Congress in 1996. Alliance noted that in order to ensure that the Fund can continue to compete with newer funds created after federal preemption that are not so constrained as well as older funds that changed their lending policies to permit securities lending, it was recommending that this fundamental policy be revised so as to provide the Fund with essentially the same investment flexibility to engage in securities lending as is possessed by the majority of the Alliance Mutual Funds, which are permitted to engage in securities lending to the extent permitted by the 1940 Act. The proposed fundamental investment policy would provide the Fund with the same investment flexibility to engage in securities lending as the majority of the Alliance Mutual Funds, which are permitted to engage in securities lending to the extent permitted by the 1940 Act.

    The proposed policy would provide as follows:

         The Fund may not make loans to other persons, except that the Fund may lend portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed the making of a loan.

    If the proposal is approved by the stockholders of the Fund, the Fund would, as currently permitted, be able to lend portfolio securities up to a maximum in value of 33 1/3% of its total assets (including collateral for any security loaned). The Fund would lend securities only on a fully collateralized basis and only to borrowers deemed by Alliance to be of sound financial standing. While any such loan is outstanding, it would be secured by collateral in the form of cash or securities issued or guaranteed by the U.S. Government, equal at all times to at least 100% of the current market value of the loaned securities plus, if applicable, accrued interest. All such loans could be terminated at any time by either the Fund (entitling the Fund to the return of the loaned securities at the end of the customary settlement period for the type of securities loaned) or the borrower. It is currently expected that the transactions would be structured so that the Fund would retain rights of ownership of the loaned securities, including rights to dividends, interest or other distributions on the loaned securities. Voting rights would pass with the lending, although the Fund would be able to call loans to vote proxies if desired.

    Approval of this Proposal requires the affirmative vote of "a majority of the outstanding voting securities" as defined by the 1940 Act, which means the lesser of (i) 67% or more of the voting securities of the Fund present or represented at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund ("1940 Act Majority"). If the stockholders of the Fund do not approve the amendment to the Fund's fundamental policy to permit lending to the extent permitted by the 1940 Act, the Fund's policy will remain unchanged.

    The Board of Directors of the Fund recommends that the stockholders of the Fund vote "FOR" the approval of Proposal One.

                          PROPOSAL TWO

                     APPROVAL OF A PROPOSAL
                  TO AMEND A FUNDAMENTAL POLICY
             TO PERMIT THE FUND TO PURCHASE AND SELL
             FINANCIAL FORWARD AND FUTURES CONTRACTS
                       AND OPTIONS THEREON

    At its September 7, 2000, Special Meeting, the Board of
Directors of the Fund considered and approved Alliance's recommendation that the Fund's fundamental policies be amended to permit the use of stock index futures and options thereon for hedging purposes.

    In making its recommendation, Alliance noted that the Fund since inception has had a fundamental policy against investment in commodities or commodity contracts. Alliance noted that this policy was typical of a time when financial commodities, e.g., financial forward and futures contracts and options thereon, had yet to attain their later significance as investment tools. As a result of this restriction, Alliance noted, index futures are currently unavailable to the Fund.

    In addition, Alliance stated its belief that, as the use of these instruments has become more prevalent in the marketplace, the Fund's inability to use, at least for hedging purposes, financial commodities including stock index futures and options thereon places the Fund at a competitive disadvantage. As a result, Alliance considered it in the best interests of the Fund and its stockholders to obtain stockholder action appropriately amending the investment policy and installing a more permissive non-fundamental investment policy.

    The proposed non-fundamental investment policy would provide that the Fund may utilize financial forward and futures contracts and options thereon only for hedging purposes. In addition, the Fund would not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets. The Fund would not purchase or sell a stock index futures contract if immediately thereafter more than 30% of its total assets would be hedged with stock index futures. Finally, the Fund would not purchase or sell a stock index future contract if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets. In connection with its purchase of stock index futures contracts, the Fund would deposit in a segregated account with the Fund's custodian an amount of liquid assets equal to the market value of the futures contracts less any amounts maintained in a margin account with the Fund's broker.

    Reclassifying the policy as non-fundamental will allow the Fund to respond competitively to regulatory and industry practice without the expense or delay of a stockholder vote. A subsequent amendment to a non-fundamental policy requires the approval of the Fund's Board of Directors. The proposed revised fundamental policy and the proposed non-fundamental policy would provide as follows:

         Fundamental: It is a fundamental policy of the Fund not to purchase or sell commodities or commodity contracts, except financial forward and futures contracts and option on such contracts.

         Non-fundamental: It is a non-fundamental policy of the Fund that: (i) the Fund utilize futures and options thereon only for hedging purposes, (ii) the Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, (iii) the Fund will not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures, and (iv) the Fund will not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposit on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

    Based upon Alliance's presentation, the Board of Directors of the Fund concluded that the proposed amendment to the Fund's fundamental investment policy and the adoption of the non-fundamental investment policy would be in the best interests of the Fund and its stockholders. The Board further resolved to recommend this change to the Fund's stockholders for their approval. Adoption of this change is not expected to materially change the operation of the Fund.

    Approval of this Proposal requires the affirmative vote of the holders of a 1940 Act Majority. If the stockholders of the Fund do not approve the proposed policy, the Fund's current policy will remain unchanged.

    The Board of Directors of the Fund recommends that the stockholders vote "FOR" the approval of Proposal Two.

                           HOW TO VOTE

    You may vote your shares by mail by signing and returning the enclosed card. Please follow the instructions provided with your card.

         INFORMATION AS TO THE FUND'S PRINCIPAL OFFICERS

    The principal officers of the Fund and their principal occupations during the past five years are as follows:

    JOHN D. CARIFA, Chairman and President, 55, President, Chief
Operating Officer and a Director of Alliance Capital Management
Corporation, the general partner of Alliance ("ACMC"), which he has been associated with since prior to 1995.

    KATHLEEN A. CORBET, Senior Vice President, 40, is an
Executive Vice President of ACMC, with which she has been associated since prior to 1995.

    ALFRED L. HARRISON, Senior Vice President, 62, is a Vice
Chairman of ACMC, with which he has been associated since prior to 1995.

    NELSON R. JANTZEN, Senior Vice President, 55, is a Chairman of ACMC, with which he has been associated since prior to 1995.

    WAYNE D. LYSKI, Senior Vice President, 58, is an Executive
Vice President of ACMC, with which he has been associated since prior to 1995.

    RAYMOND J. PAPERA, Senior Vice President, 44, is a Senior
Vice President of ACMC, with which he has been associated since prior to 1995.

    ANDREW M. ARAN, Senior Vice President, 42, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1995.

    PETER ANASTOS, Senior Vice President, 57, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1995.

    BRUCE ARONOW, Vice President, 33, Vice President of ACMC, with which he has been associated since 1999. Prior thereto, he was a Vice President at INVESCO since 1998, a Vice President at LGT Capital Management since 1996 and a Vice President at
Chancellor Capital Management prior to 1995.

    EDWARD BAKER, Vice President, 49, is a Senior Vice President and Chief Investment Officer - Emerging Markets of ACMC, with which he has been associated since May 1995. Prior thereto, he was a Senior Vice President of BARRA, Inc. since prior to 1995.

    THOMAS J. BARDONG, Vice President, 55, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1995.

    SANDRA YEAGER, Vice President, 35, is a Senior Vice President of ACMC, with which she has been associated since prior to 1995.

    MATTHEW BLOOM, Vice President, 43, is a Senior Vice President of ACMC, with which he has been associated since prior to 1995.

    MARK H. BREEDON, Senior Vice President, 47, has been a Vice
President of ACMC and a Director and Vice President of Alliance
Capital Management Limited since prior to 1995.

    RUSSEL BRODY, Vice President, 32, is a Vice President of
ACMC, with which he has been associated since April 1997. Prior thereto, he was the head of European Equity Dealing of Lambard
Odier et Cie since prior to 1995.

    NICHOLAS D.P. CARN, Vice President, 42, is a Senior Vice
President of ACMC, with which he has been associated since April
1997. Prior thereto, he was a Chief Investment Officer and Portfolio Manager at Draycott Partners.

    PAUL J. DENOON, Vice President, 38, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1995.

    DAVID EDGERLY, Vice President, 57, is the General Manager of
Alliance Capital Management (Turkey) Ltd., with which he has been associated since prior to 1995.

    VICKI FULLER, Vice President, 43, has been a Senior Vice
President of ACMC since 1994.  Previously she was Managing
Director of High Yield Equitable Capital Management Corporation since prior to 1995.

    GERALD T. MALONE, Vice President, 46, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1995.

    MICHAEL MON, Vice President, 30, is a Vice President of ACMC, with which he has been associated since June 1999. Prior thereto he was a Portfolio Manager at Brundage, Stroy and Rose since 1998. Previously, he was employed as an Assistant Vice President at Mitchell Hutchins Asset Management since prior to 1995.

    DOUGLAS J. PEEBLES, Vice President, 34, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1995.

    DANIEL G. PINE, Senior Vice President, 48, has been associated with Alliance since 1996. Previously, he was a Senior
Vice President of Desai Capital Management since prior to 1995.

    PAUL RISSMAN, Vice President, 43, is a Senior Vice President of ACMC, with which he has been associated since prior to 1995.

    TYLER SMITH, Vice President, 61, is a Senior Vice President of ACMC, with which he has been associated since prior to July
1995.

    JEAN VAN DE WALLE, Vice President, 41, has been Vice
President of ACMC since prior to 1995.

    EDMUND P. BERGAN, JR., Secretary, 50, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1995.

    MARK D. GERSTEN, Treasurer and Chief Financial Officer, 49, is a Senior Vice President of AFS and a Vice President of AFD, with which he has been associated since prior to 1995.

    ANDREW L. GANGOLF, Assistant Secretary, 46, is a Senior Vice
President and Assistant General Counsel of AFD, with which he has been associated since prior to 1995.

    DOMENICK PUGLIESE, Assistant Secretary, 39, is a Senior Vice President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Prior thereto, he was a Vice President and Counsel of Concord Holding Corporation since prior to 1995.

    THOMAS R. MANLEY, Controller, 46, is a Vice President of
ACMC, with which he has been associated since prior to 1995.

    The address of Messrs. Carifa, Harrison, Jantzen, Lyski, Papera, Aran, Anastos, Aronow, Baker, Bardong, Bloom, Breedon, Brody, Carn, DeNoon, Edgerly, Malone, Mon, Peebles, Pine, Rissman, Smith, Van De Walle, Bergan, Gangolf, and Pugliese and Mses. Corbet, Yeager, and Fuller is c/o Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. The address of Messrs. Gersten and Manley is c/o Alliance Fund Distributors, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094.

    All of the officers of the Fund are employees of Alliance and officers of ACMC, the general partner of Alliance, or a wholly-owned subsidiary of Alliance. As of the Record Date, no officer or Directors of the Fund beneficially owned more than 1% of the outstanding equity securities of Alliance.

                         STOCK OWNERSHIP

    According to information filed with the Commission, the following persons were the beneficial owners of more than 5% of the Fund's outstanding common stock as of the Record Date.

                                                 Percent of
                                                 Common Stock
                                                 Based on
                                                 Shares
                                                 Outstanding as
Name and Address of      Amount of Beneficial    of the Record
Beneficial Owner         Ownership and Class     Date





                     REPORTS TO STOCKHOLDERS

    The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Fund Services, Inc. at (800) 227-4618 or contact Reid Conway at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.


                             By Order of the Board of Directors,


                             Edmund P. Bergan, Jr.
                             Secretary

New York, New York
October [__], 2000

                             Alliance Variable Products Series
                             Fund, Inc. - Quasar Portfolio




                             (LOGO)



                             Alliance Capital Management L.P.



                             NOTICE OF SPECIAL MEETING
                             OF STOCKHOLDERS AND
                             PROXY STATEMENT



                             December 12, 2000

PROXY                                                       PROXY
 ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC. - QUASAR PORTFOLIO

  PROXY IN CONNECTION WITH THE SPECIAL MEETING OF STOCKHOLDERS
                  TO BE HELD DECEMBER 12, 2000

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Quasar Portfolio of Alliance Variable Products Series Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints each of Reid Conway and Carol H. Rappa, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Stockholders of the Fund to be held at 11:00 a.m., Eastern Time, on December 12, 2000 at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement.

                   VOTE BY RETURNING THE SIGNED PROXY CARD

                   CONTROL NUMBER:

                   Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                   __________________________
                   Signature of Stockholder

                   _____________________________
                   Signature of joint owner, if any

                   ______________________________, 2000
                   Dated

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed below. If no direction is made as regards a particular proposal or other matter, the votes entitled to be cast by the undersigned will be cast "FOR" the proposals one and two listed below, "FOR" any postponement or adjournment of the Special Meeting with respect to any proposal described in the proxy statement in the event that sufficient votes in favor of the position on such proposal recommended by the Board of Directors are not timely received, and in the discretion of the Proxy holder(s) on any other matters that may properly come before the Special Meeting or any adjournment or postponement thereof.

Please refer to the Proxy Statement for a discussion of each of the proposals.

                   PLEASE MARK VOTES AS IN THIS EXAMPLE:  [X]

                                      For      Against    Abstain

1.   Approve an amendment of a        [_]        [_]        [_]
     fundamental policy to permit
     the Fund to engage in
     securities lending to the
     extent permitted by the
     Investment Company Act of
     1940, as amended.

Your Board of Directors urges you to vote "FOR" Proposal One.

                                      For      Against    Abstain

2.   Approve an amendment of the      [_]        [_]        [_]
     Fund's fundamental policy to
     permit the Fund to purchase
     and sell financial forward
     and futures contracts and
     options thereon.

Your Board of Directors urges you to vote "FOR" Proposal Two.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN
THE ENCLOSED ENVELOPE.










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

INSTRUCTION CARD        [INSURANCE COMPANY]      INSTRUCTION CARD

         ALLIANCE VARABLE PRODUCTS SERIES FUND, INC. -
                        QUASAR PORTFOLIO

     Solicitation of voting instructions in connection with Meeting of Stockholders to be held December 12, 2000.

  THIS INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE DIRECTORS

         Revoking any such prior instructions, the undersigned instructs the above named insurance company (the "Insurance Company") to vote all the shares of the Quasar Portfolio of Alliance Variable Products Series Fund, Inc. (the "Fund") which are held in the account of the undersigned in the Insurance Company variable account at the Meeting of Stockholders to be held at the offices of the Fund, 1345 Avenue of the Americas, New York, New York 10105 on December 12, 2000 at 11:00 a.m. and at any adjournments thereof in accordance with these instructions.

         By signing and dating this card, you instruct the Insurance Company to vote your shares as marked below, or, if not marked, to vote "FOR" the proposals. Please complete and mail this card at once in the enclosed postage-paid envelope.

         The shares of common stock represented by this card will be voted in accordance with the specification made below. If this card is signed and returned and no specification is made, the Insurance Company will vote such shares "FOR" the proposals set forth below. If this card is not returned or is returned unsigned, the Insurance Company will vote such shares in the same proportion as it votes the shares for which it has received instructions. The Directors recommend voting "FOR" the proposals.

                        VOTE BY RETURNING THE SIGNED INSTRUCTION
CARD
                                  OR
                        VOTE VIA THE ITNERNET:
https://vote.proxy-direct.com
                                  OR
                        VOTE BY TELEPHONE BY CALLING TOLL-FREE:
1-800-597-7836



         PLEASE SIGN AND DATE THIS CARD AND RETURN IT IN THE
ENCLOSED ENVELOPE.

                        Date: ________________________, 2000

                        Signature: ______________________________

                        Signature: ______________________________
                                Sign exactly as name(s) appears

                        IMPORTANT:  If joint owners, EITHER may
                        sign this card.  When above signing as
                        attorney, executor, administrator,
                        trustee, guardian or corporate officer,
                        please give your full title.  This card
                        will not be voted unless it is dated and signed.

Please refer to the Proxy Statement for a discussion of the proposals.

                        PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

                                   For     Against    Abstain

1.  Approve an amendment of a      [_]       [_]        [_]
    fundamental policy to
    permit the Fund to engage
    in securities lending to
    the extent permitted by
    the Investment Company Act
    of 1940, as amended.
                                   For     Against    Abstain

2.  Approve an amendment of        [_]       [_]        [_]
    the Fund's fundamental
    policy to permit the Fund
    to purchase and sell
    financial Forward and
    Futures contracts and
    options thereon.

Account Number            Number of Shares        Card Number





           PLEASE VOTE, DATE AND SIGN ON THE REVERSE
          AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
    IF YOU ARE NOT VOTING VIA THE INTERNET OR BY TELEPHONE.




















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